UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-22041

                                     Gabelli 787 Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Annual Report

October 31, 2020

To Our Shareholders,

For the fiscal year ended October 31, 2020, the net asset value (NAV) total return per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund decreased 2.8% compared with an increase of 15.2% for its benchmark, the Standard & Poor’s (S&P) 500 Index. The performance of the ICE Bank of America 3 Month U.S. Treasury Bill Index increased 1.1%. Other classes of shares are available. See page 3 for additional performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of October 31, 2020.

Performance Discussion (Unaudited)

As COVID-19 spread and world leaders grappled with ways to mitigate its impact, equity markets experienced their worst first quarter since 1937, and merger and acquisition (M&A) activity temporarily ground to a halt. Countries began phased reopening efforts in the second quarter, leading global equity markets to recover to pre-virus levels. However, the initial response from dealmakers was largely subdued as the uncertainty forced corporate management to focus on efficiently managing their own assets and preserving liquidity. As fiscal and monetary stimulus worked its way through the system, acquirers gained confidence in the economic recovery and M&A surged in the third quarter. Strategic buyers utilized cash balances and took advantage of historically low borrowing costs to buy complementary assets. This was particularly true in the pharmaceuticals space, where large corporations like Johnson & Johnson and Bristol Myers shopped for smaller players who could help expand their pipelines and complement their existing product portfolios.

Global M&A activity totaled $1 trillion in the third quarter, representing a 94% increase over the second quarter and the strongest quarter for dealmaking since the second quarter of 2018. Year to date, worldwide M&A totaled $2.3 trillion, a decrease of 18% from 2019. Geographically, Europe and Asia Pacific remained bright spots for M&A, increasing 15% and 19%, respectively. Technology, financials, and energy and power were the most active sectors, accounting for 43% of all dealmaking, and while mega deals (deals valued over $10 billion) drove volumes in 2019, they have declined 11% through November 30, 2020.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Selected deals that closed during the Fund’s fiscal year

Craft Brew Alliance Inc. is a Portland, Oregon based craft brewer. On November 11, 2019, Anheuser-Busch agreed to acquire the remaining shares of Craft Brew that it does not already own for $16.50 cash per share or $320 million. Craft Brew minority shareholders approved the merger in February. The companies obtained antitrust clearance in the United States following the divestment of assets in Hawaii. The deal closed on October 1, 2020.

Legg Mason. is a Baltimore, Maryland based asset manager with roughly $750 billion in AUM. On February 18, 2020 Franklin Resources agreed to acquire Legg Mason for $50 per share in cash representing a $4.5 billion transaction value. The deal required shareholder and regulatory approvals and closed on August 3, 2020.

Forescout Technologies Inc. is a San Jose, California based infrastructure software company focused on device visibility and control. On February 6, 2020 Forescout agreed to be acquired by a consortium led by Advent International for $33.00 cash per share or $1.9 billion. Following the economic shutdown caused by COVID-19, Advent International refused to close the transaction, claiming a material adverse change had occurred at Forescout. In response, Forescout sued Advent for specific performance. Prior to trial, the two parties settled on amended terms of $29.00 per share in cash. The transaction required the tender of a majority of Forescout shareholders and closed on August 18, 2020.

El Paso Electric Co. is an El Paso, Texas based electric utility with operations in Texas, New Mexico and California. On June 30, 2019, El Paso agreed to be acquired by J.P. Morgan Investment Management Inc. for $68.25 per share in cash or $4.3 billion. Following shareholder adoption of the merger agreement and the approval of regulatory agencies including FERC, the transaction closed on July 30, 2020.

Momenta Pharmaceuticals Inc. is a Cambridge, Massachusetts based specialty pharmaceutical company focused on novel treatments for immune-mediated diseases. On August 19, 2020 Johnson & Johnson agreed to acquire Momenta for $52.50 per share or $6.5 billion. The transaction required a simple majority tender and antitrust approval and closed on October 1, 2020.

Allergan plc is a Dublin, Ireland based pharmaceutical company that manufactures and develops drugs and medical devices for use in aesthetics, eye care and gastroenterology. On June 25, 2019, Allergan agreed to be acquired by AbbVie for $120.30 cash plus 0.866 ABBV shares per share. The transaction valued Allergan at $63 billion. After receiving shareholder and regulatory approvals the transaction closed on May 11.

Tallgrass Energy is a Leawood, Kansas based midstream oil & gas company. On August 27, 2019 TGE received a take private proposal from Blackstone Infrastructure Partners at $19.50 per share. Blackstone and affiliates already controlled 44% of the company at the time of the proposal. Following a review and negotiation with the Tallgrass conflicts committee, a Blackstone led consortium agreed to acquire Tallgrass for $22.45 cash per share. Following shareholder approval the deal closed on April 17.

Tech Data Corp. is a Clearwater, Florida based wholesale technology distributor. On November 13, 2019 Tech Data agreed to be acquired by Apollo Global Management for $130 cash per share. The merger agreement included a go-shop provision which allowed Tech Data to solicit alternative proposals. During the go-shop period it was reported that Berkshire Hathaway offered $140 cash per share to acquire Tech Data. In response, Apollo improved its offer to $145 cash per share and the companies agreed to an amended deal on November 27. The new share price valued Tech Data at $6 billion. Tech Data shareholders approved the merger in February. Following receipt of competition clearances, the merger closed on July 1, 2020.

Sprint Corp. is an Overland Park, Kansas based wireless telecommunications company. On April 29, 2018 T-Mobile and Sprint agreed to merge and create the third largest wireless carrier in the United States. Sprint shareholders would receive 0.10256 TMUS shares for every 1 Sprint share they owned. The transaction valued Sprint at $59 billion. Following conditional antitrust clearance from the Department of Justice, a group of State Attorneys General moved to block the transaction. Ultimately, the US District Court for the Southern District of New York sided with merging parties and allowed the transaction to move forward with concessions. The companies were also required to obtain state regulatory commission approvals and Federal Communications Commission approval. The transaction was completed on April 1.

Comparative Results

Average Annual Returns through October 31, 2020 (a)(b) (Unaudited)

	1 Year	5 Year	10 Year	Since Inception (2/28/01)

Class A (EMAAX)	(2.79)%	2.30%	3.72%	3.87%
With sales charge (c)	(8.38)	1.09	3.11	3.55
Class AAA (EAAAX)	(2.60)	2.51	3.93	3.97
Class C (EMACX)	(3.33)	1.75	3.15	3.29
With contingent deferred sales charge (d)	(4.29)	1.75	3.15	3.29
Class Y (EMAYX)	(2.33)	2.77	4.19	4.33
S&P 500 Index	15.15	14.15	13.74	7.16
Lipper U.S. Treasury Money Market Fund Average	0.68	0.83	0.42	1.09
ICE Bank of America 3 Month U.S. Treasury Bill Index	1.10	1.20	0.64	1.48

In the current prospectuses dated February 28, 2020, as amended September 23, 2020, the Fund’s expense ratios are 1.50%, 1.50%, 2.25%, and 1.25% for the Class AAA, A, C, and Y shares, respectively. Effective October 1, 2020, the net expense ratio for Class Y shares is 1.00%. The contractual reimbursement for Class Y shares is in effect through September 30, 2021. See page 13 for the expense ratios for the year ended October 31, 2020. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class A Share NAVs are used to calculate the performance for the periods prior to the issuance of Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher due to lower expenses associated with the share class. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The ICE Bank of America 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. Dividends are considered reinvested except for the ICE Bank of America 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends October 31.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ENTERPRISE

MERGERS AND ACQUISITIONS FUND (CLASS A SHARES) AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Gabelli Enterprise Mergers and Acquisitions Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from May 1, 2020 through October 31, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended October 31, 2020.

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$1,083.00	1.78%	$9.32
Class A	$1,000.00	$1,082.20	1.95%	$10.21
Class C	$1,000.00	$1,078.80	2.55%	$13.32
Class Y	$1,000.00	$1,084.30	1.51%	$7.91
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.19	1.78%	$9.02
Class A	$1,000.00	$1,015.33	1.95%	$9.88
Class C	$1,000.00	$1,012.32	2.55%	$12.90
Class Y	$1,000.00	$1,017.55	1.51%	$7.66

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2020:

Gabelli Enterprise Mergers and Acquisitions Fund

Long Positions
U.S. Government Obligations	29.6%
Health Care	8.5%
Telecommunications	7.7%
Energy and Utilities	4.9%
Building and Construction	4.6%
Financial Services	4.1%
Cable and Satellite	3.5%
Diversified Industrial	3.3%
Transportation	3.3%
Wireless Communications	3.2%
Media	3.0%
Food and Beverage	2.6%
Aerospace and Defense	2.6%
Entertainment	2.6%
Machinery	2.0%
Retail	2.0%
Metals and Mining	1.6%
Real Estate	1.5%
Computer Software and Services	1.3%

Electronics	1.3%
Business Services	1.1%
Closed-End Funds	0.9%
Hotels and Gaming	0.8%
Communications Equipment	0.6%
Consumer Services	0.5%
Semiconductors	0.4%
Specialty Chemicals	0.4%
Paper and Forest Products	0.4%
Containers and Packaging	0.3%
Automotive: Parts and Accessories	0.2%
Consumer Products	0.0%*
Other Assets and Liabilities (Net)	2.2%

Short Positions
Financial Services	(1.0)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — October 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 67.8%
	Aerospace and Defense — 2.6%
5,000	Howmet Aerospace Inc.	$81,020	$86,250
23,000	Kaman Corp.	872,443	912,180
5,000	L3Harris Technologies Inc.	950,981	805,550
6,000	Raytheon Technologies Corp.	415,358	325,920

		2,319,802	2,129,900

	Automotive: Parts and Accessories — 0.2%
24,000	Haldex AB†	269,082	98,040
7,800	Tenneco Inc., Cl. A†	24,840	67,236

		293,922	165,276

	Building and Construction — 4.6%
20,000	Armstrong Flooring Inc.†	60,371	59,200
20,000	Carrier Global Corp.	322,400	667,800
42,000	Griffon Corp.	357,000	900,480
2,000	Hinokiya Group Co. Ltd.	37,482	38,989
1,000	Huttig Building Products Inc.†	2,440	3,390
11,000	Nobility Homes Inc.	154,848	261,250
10,000	Skyline Champion Corp.†	47,110	256,500
11,000	Vulcan Materials Co.	432,608	1,593,240

		1,414,259	3,780,849

	Business Services — 1.1%
345,000	Clear Channel Outdoor Holdings Inc.†	1,175,600	308,430
2,000	eWork Group AB†	16,512	16,407
2,000	MDC Partners Inc., Cl. A†	4,570	4,680
2,000	XPO Logistics Europe SA†	484,562	577,664

		1,681,244	907,181

	Cable and Satellite — 3.5%
26,000	DISH Network Corp., Cl. A†	601,410	662,740
3,500	Liberty Broadband Corp., Cl. A†	15,669	491,925
3,500	Liberty Broadband Corp., Cl. C†	94,710	495,985
20,000	Liberty Global plc, Cl. A†	702,960	379,600
18,000	Liberty Global plc, Cl. C†	628,596	335,880
3,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	7,487	99,900
3,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	9,444	108,390
20,000	Shaw Communications Inc., Cl. B	265,164	330,000

		2,325,440	2,904,420

	Communications Equipment — 0.6%
35,000	Digi International Inc.†	400,401	515,550

	Computer Software and Services — 1.3%
5,000	Fiserv Inc.†	410,594	477,350
50,000	MobileIron Inc.†	351,049	352,000
1,000	Rockwell Automation Inc.	184,999	237,120

		946,642	1,066,470

Shares		Cost	Market Value
	Consumer Products — 0.0%
5,000	Bang & Olufsen A/S†	$13,540	$13,939

	Consumer Services — 0.5%
1,000	Devoteam SA†	110,666	113,669
500	Internationella Engelska Skolan i Sverige Holding II AB	4,343	4,349
38,000	MoneyGram International Inc.†	281,703	195,700
2,000	Rollins Inc.	2,672	115,700

		399,384	429,418

	Containers and Packaging — 0.3%
5,500	Greif Inc., Cl. A	229,419	223,245
1,000	Greif Inc., Cl. B	37,738	43,250

		267,157	266,495

	Diversified Industrial — 3.3%
12,300	Hexcel Corp.	770,052	411,804
160,000	Myers Industries Inc.	2,898,244	2,294,400

		3,668,296	2,706,204

	Electronics — 1.3%
140,000	Fitbit Inc., Cl. A†	1,003,658	985,600
22,500	Gunnebo AB†	63,341	62,581

		1,066,999	1,048,181

	Energy and Utilities — 4.9%
7,000	Alerion Cleanpower SpA	19,191	53,807
460,000	Alvopetro Energy Ltd.†	431,120	227,877
4,000	Avangrid Inc.	155,000	197,360
7,000	Avista Corp.	301,129	232,540
36,000	Endesa SA	997,783	964,746
1,500	Energy Transfer LP	15,581	7,725
1,000	Etablissements Maurel et Prom SA†	4,222	1,386
160,000	Gulf Coast Ultra Deep Royalty Trust	94,045	1,920
5,210	Iberdrola SA	51,158	61,436
8,000	KLX Energy Services Holdings Inc.†	98,644	31,360
8,000	NorthWestern Corp.	221,528	417,040
30,000	Severn Trent plc	833,209	944,423
1,000	Southwest Gas Holdings Inc.	34,833	65,720
10,000	UGI Corp.	461,105	323,400
200	Weatherford International plc†	904	418
10,000	PNM Resources Inc.	496,197	500,000

		4,215,649	4,031,158

	Entertainment — 2.6%
10,000	Cherry AB, Cl. B†(a)	94,951	97,770
3,600	Discovery Inc., Cl. A†	26,174	72,864
10,800	Discovery Inc., Cl. C†	60,976	197,856
180,000	Dover Motorsports Inc.	667,976	273,600
48,000	Fox Corp., Cl. B	1,987,200	1,254,720

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
10,000	Liberty Media Corp.- Liberty Braves, Cl. A†	$206,189	$207,000

		3,043,466	2,103,810

	Financial Services — 4.1%
1,400	Argo Group International Holdings Ltd.	24,549	49,952
16	First Horizon National Corp.	155	166
10,000	Hastings Group Holdings plc	33,139	32,310
8,000	National General Holdings Corp.	270,069	271,760
50,000	Navient Corp.	466,027	400,500
4,000	NIBC Holding NV†	33,179	34,427
80,000	SLM Corp.	428,268	735,200
1,000	Standard AVB Financial Corp.	32,542	32,820
16,000	Sterling Bancorp	165,751	214,080
32,000	Synovus Financial Corp.	1,421,928	832,000
400	Topdanmark A/S	11,380	15,645
4,000	Willis Towers Watson plc	818,662	729,920

		3,705,649	3,348,780

	Food and Beverage — 2.6%
10,000	Campbell Soup Co.	339,319	466,700
4,500	Flowers Foods Inc.	10,669	106,110
14,000	GrainCorp Ltd., Cl. A†	160,309	34,836
17,000	Massimo Zanetti Beverage Group SpA	99,498	99,787
3,000	METRO AG†	31,890	30,048
250,000	Premier Foods plc†	135,182	299,262
18,000	Primo Water Corp.	263,928	225,540
29,000	Tootsie Roll Industries Inc.	527,955	866,520
14,000	United Malt Grp Ltd.†	29,008	39,658

		1,597,758	2,168,461

	Health Care — 8.4%
20,000	AMAG Pharmaceuticals Inc.†	273,661	274,400
6,000	AstraZeneca plc, ADR	185,132	300,960
1,200	Bio-Rad Laboratories Inc., Cl. A†	116,459	703,704
400	BioSpecifics Technologies Corp.†	35,303	35,240
23,000	Bristol-Myers Squibb Co.	1,313,990	1,344,350
2,000	Eidos Therapeutics Inc.†	139,990	141,840
8,000	Grifols SA, ADR	53,680	135,840
100	ICU Medical Inc.†	6,058	17,779
11,666	Idorsia Ltd.†	144,448	305,852
1,400	Illumina Inc.†	87,354	409,780
5,500	Intersect ENT Inc.†	98,481	85,250
500	Medical & Biological Laboratories Co. Ltd.†	21,026	20,942
8,000	Medicrea International†	65,446	65,034
13,000	Mylan NV†	256,800	189,020
3,800	MyoKardia Inc.†	838,356	849,414
3,000	Perrigo Co. plc	133,446	131,610

Shares		Cost	Market Value
7,500	QIAGEN NV†	$335,477	$355,800
6,000	Smith & Nephew plc, ADR	206,505	210,420
6,500	Varian Medical Systems Inc.†	1,126,642	1,123,200
5,000	Wright Medical Group NV†	143,744	152,950

		5,581,998	6,853,385

	Hotels and Gaming — 0.8%
900	Churchill Downs Inc.	9,822	134,235
675	Flutter Entertainment plc†	59,467	116,829
10,000	Ryman Hospitality Properties Inc., REIT	474,190	398,500
10,000	William Hill plc	35,551	35,549

		579,030	685,113

	Machinery — 2.0%
5,000	CIRCOR International Inc.†	78,319	139,500
50,000	CNH Industrial NV†	510,679	387,827
30,000	CNH Industrial NV, Borsa Italiana†	272,653	233,100
2,000	IMA Industria Macchine Automatiche SpA†	159,482	157,344
5,000	Otis Worldwide Corp.	281,405	306,400
20,000	Perceptron Inc.†	136,818	138,000
3,000	Xylem Inc.	75,705	261,420

		1,515,061	1,623,591

	Media — 3.0%
50,000	Telenet Group Holding NV	2,268,581	1,921,666
55,000	The E.W. Scripps Co., Cl. A	899,490	499,400

		3,168,071	2,421,066

	Metals and Mining — 1.2%
38,000	Alamos Gold Inc., Cl. A	478,500	347,700
19,000	Pan American Silver Corp., Toronto	298,459	603,813

		776,959	951,513

	Paper and Forest Products — 0.4%
6,000	Ahlstrom-Munksjo Oyj	125,411	125,642
15,000	Canfor Corp.†	147,819	181,941

		273,230	307,583

	Real Estate — 1.5%
1,600	Front Yard Residential Corp., REIT	21,488	21,424
50,000	Jernigan Capital Inc., REIT	860,949	864,500
1,000	Prologis Inc., REIT	86,004	99,200
4,878	Rayonier Inc., REIT	112,487	123,804
33,000	Trinity Place Holdings Inc.†	118,800	45,870
2,000	Vastned Retail Belgium NV, REIT	129,124	45,654

		1,328,852	1,200,452

	Retail — 2.0%
200	Dunkin’ Brands Group Inc.	20,309	19,942
120,000	Hudson Ltd., Cl. A†	915,687	916,800
4,000	SpartanNash Co.	52,262	73,640

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Retail (Continued)
28,000	Village Super Market Inc., Cl. A	$640,245	$634,200

		1,628,503	1,644,582

	Semiconductors — 0.4%
13,500	AIXTRON SE†	54,597	152,102
200	Inphi Corp.†	26,311	27,952
1,600	Xilinx Inc.	202,932	189,904

		283,840	369,958

	Specialty Chemicals — 0.4%
12,000	GCP Applied Technologies Inc.†	283,774	261,720
15,000	SGL Carbon SE†	198,385	47,692

		482,159	309,412

	Telecommunications — 7.7%
1,500	Acacia Communications Inc.†	101,039	101,610
80,000	CenturyLink Inc.	1,482,961	689,600
48,000	Cincinnati Bell Inc.†	485,401	722,400
100	Gilat Satellite Networks Ltd.†	955	599
200,000	Koninklijke KPN NV	605,309	540,396
14,000	Liberty Latin America Ltd., Cl. A†	213,669	137,200
16,456	Liberty Latin America Ltd., Cl. C†	209,886	159,952
18,000	Loral Space & Communications Inc.	728,153	313,380
30,000	NTT DOCOMO Inc., ADR	1,101,688	1,113,600
11,000	Parrot SA†	39,889	48,682
1,000	Rogers Communications Inc., Cl. B	2,955	40,610
5,000	Sogou Inc., ADR†	44,600	44,500
20,000	Sunrise Communications Group AG†	2,399,233	2,397,077

		7,415,738	6,309,606

	Transportation — 3.3%
2,375	DSV PANALPINA A/S	217,955	384,563
3,000	GATX Corp.	181,450	204,840
49,000	Navistar International Corp.†	1,010,155	2,112,390

		1,409,560	2,701,793

	Wireless Communications — 3.2%
36,000	Millicom International Cellular SA, SDR	1,967,132	1,064,011
380,321	NII Holdings Inc., Escrow†	855,722	825,297
5,000	Telephone and Data Systems Inc.	142,092	85,000
22,000	United States Cellular Corp.†	940,891	640,640

		3,905,837	2,614,948

	TOTAL COMMON STOCKS	55,708,446	55,579,094

	CLOSED-END FUNDS — 0.9%

Shares		Cost	Market Value
30,000	Altaba Inc., Escrow†	558,024	678,000

2,000	MVC Capital Inc.	$15,847	$14,600

	TOTAL CLOSED-END FUNDS	573,871	692,600

	RIGHTS — 0.5%
	Health Care — 0.1%
45,000	Achillion Pharmaceuticals Inc., CVR†(a)	0	22,500
1,000	Alder BioPharmaceuticals Inc. – H. Lundbeck A/S, CVR†(a)	0	1,250
13,000	Ambit Biosciences Corp., CVR†(a)	0	26,325
20,000	Bristol-Myers Squibb Co., CVR†	46,000	65,200
75,000	Innocoll, CVR†(a)	45,000	1
14,000	Ipsen SA/Clementia, CVR†(a)	18,900	0
11,000	Ocera Therapeutics, CVR†(a)	2,970	1,650
100	Omthera Pharmaceuticals Inc., CVR†(a)	0	0
1,500	Stemline Therapeutics Inc., CVR†(a)	0	0
156,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(a)	74,375	0
7,000	Tobira Therapeutics Inc., CVR†(a)	420	420

		187,665	117,346

	Media — 0.0%
40,000	Media General Inc., CVR†(a)	0	0

	Metals and Mining — 0.4%
400,000	Pan American Silver Corp., CVR†	92,000	288,000

	TOTAL RIGHTS	279,665	405,346

	WARRANTS — 0.0%
	Business Services — 0.0%
6	Internap Corp., expire 05/08/24†	0	3,912

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 29.6%
$24,275,000	U.S. Treasury Bills, 0.082% to 0.165%††, 12/17/20 to 04/01/21(b)	24,269,158	24,270,749

	TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 98.8%	$80,831,140	80,951,701

	SECURITIES SOLD SHORT — (1.0)%
	(Proceeds received $861,683)		(794,923)
	Other Assets and Liabilities (Net) — 2.2%		1,765,566

	NET ASSETS — 100.0%.		$81,922,344

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2020

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (1.0)%
	Financial Services — (1.0)%
4,320	Aon plc, Cl. A(c)	$861,683	$794,923

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	At October 31, 2020, $6,000,000 of the principal amount was pledged as collateral for securities sold short.
(c)	At October 31, 2020, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

As of October 31, 2020, forward foreign exchange contracts outstanding were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD 2,427,648	CHF 2,200,000	State Street Bank and Trust Co.	11/25/20	$26,698

TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS				$26,698

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments, at value (cost $80,831,140)	$80,951,701
Cash	968,399
Deposit at brokers	940,335
Receivable for investments sold	133,958
Receivable for Fund shares sold	473
Receivable from Adviser	8,086
Dividends receivable	41,622
Unrealized appreciation on forward foreign exchange contracts	26,698
Prepaid expenses	25,667

Total Assets	83,096,939

Liabilities:
Securities sold short, at value (proceeds $861,683)	794,923
Payable for investments purchased	78,367
Payable for Fund shares redeemed	98,817
Payable for investment advisory fees	67,140
Payable for distribution fees	13,801
Payable for accounting fees	7,500
Payable for chief compliance officer compensation	570
Dividends payable on securities sold short	1,987
Other accrued expenses	111,490

Total Liabilities	1,174,595

Net Assets (applicable to 5,866,383 shares outstanding)	$81,922,344

Net Assets Consist of:
Paid-in capital	$83,321,605
Total accumulated loss	(1,399,261)

Net Assets	$81,922,344

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($4,565,859 ÷ 330,035 shares outstanding; 100,000,000 shares authorized)	$13.83
Class A:
Net Asset Value and redemption price per share ($27,975,941 ÷ 2,062,399 shares outstanding; 200,000,000 shares authorized)	$13.56
Maximum offering price per share (NAV ÷ 0. 9425, based on maximum sales charge of 5.75% of the offering price)	$14.39
Class C:
Net Asset Value and offering price per share ($7,682,790 ÷ 630,038 shares outstanding; 100,000,000 shares authorized)	$12.19	(a)
Class Y:
Net Asset Value, offering, and redemption price per share ($41,697,754 ÷ 2,843,911 shares outstanding; 100,000,000 shares authorized)	$14.66

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended October 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $63,657)	$1,524,527
Interest	211,599

Total Investment Income	1,736,126

Expenses:
Investment advisory fees	959,400
Distribution fees - Class AAA	12,420
Distribution fees - Class A	131,155
Distribution fees - Class C	117,594
Service fees for securities sold short (See Note 2)	84,776
Shareholder services fees	80,577
Registration expenses	69,200
Directors’ fees	66,000
Dividend expense on securities sold short	59,773
Shareholder communications expenses	57,315
Legal and audit fees	49,622
Accounting fees	45,000
Custodian fees	23,015
Chief compliance officer compensation	2,942
Interest expense	1,219
Miscellaneous expenses	23,273

Total Expenses	1,783,281

Less:
Expenses paid indirectly by broker (See Note 6)	(2,142)
Expense reimbursements (See Note 3 )	(8,086)

Total Credits and Reimbursements	(10,228)

Net Expenses	1,773,053

Net Investment Loss	(36,927)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized loss on investments	(2,567,815)
Net realized gain on securities sold short	2,368,422
Net realized loss on forward foreign exchange contracts	(9,234)
Net realized gain on foreign currency transactions	14,104

Net realized loss on investments, securities sold short, forward foreign exchange contracts, and foreign currency	(194,523)

Net change in unrealized appreciation/depreciation:
on investments	(5,448,476)
on securities sold short	69,552
on forward foreign exchange contracts	26,698
on foreign currency translations	946

Net change in unrealized appreciation/depreciation on investments,, securities sold short, forward foreign exchange contracts, and foreign currency translations	(5,351,280)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency Translations	(5,545,803)

Net Decrease in Net Assets Resulting from Operations	$(5,582,730)

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net investment income/(loss)	$(36,927)	$6,202
Net realized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	(194,523)	3,459,896
Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	(5,351,280)	1,690,131

Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,582,730)	5,156,229

Distributions to Shareholders:
Class AAA	(107,587)	(356,542)
Class A	(648,693)	(1,764,666)
Class C	(335,880)	(1,846,077)
Class Y	(1,276,822)	(4,286,744)

Total Distributions to Shareholders	(2,368,982)	(8,254,029)

Capital Share Transactions:
Class AAA	(830,318)	(1,128,436)
Class A	(4,812,814)	(1,832,073)
Class C	(7,364,345)	(18,176,557)
Class Y	(27,497,744)	(10,295,907)

Net Decrease in Net Assets from Capital Share Transactions	(40,505,221)	(31,432,973)

Redemption Fees	2	104

Net Decrease in Net Assets	(48,456,931)	(34,530,669)
Net Assets:
Beginning of year	130,379,275	164,909,944

End of year	$81,922,344	$130,379,275

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended October 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)(d)		Portfolio Turnover Rate
Class AAA
2020	$14.47	$(0.01)		$(0.35)	$(0.36)	—	$(0.28)	$(0.28)	$0.00	$13.83	(2.60)%	$4,565	(0.07)%	1.73	%(e)	150%
2019	14.75	0.01		0.47	0.48	$(0.08)	(0.68)	(0.76)	0.00	14.47	3.54	5,697	0.06	1.50	(e)	195
2018	14.96	0.12		(0.14)	(0.02)	—	(0.19)	(0.19)	0.00	14.75	(0.12)	6,974	0.80	1.50		159
2017	13.52	(0.04)		1.48	1.44	—	—	—	0.00	14.96	10.65	6,201	(0.28)	1.51		113
2016	13.31	0.01		0.20	0.21	—	—	—	0.00	13.52	1.58	4,069	0.07	1.52	(e)(f)	151
Class A
2020	$14.22	$(0.04)		$(0.34)	$(0.38)	—	$(0.28)	$(0.28)	$0.00	$13.56	(2.79)%	$27,976	(0.26)%	1.91	%(e)	150%
2019	14.49	(0.02)		0.47	0.45	$(0.04)	(0.68)	(0.72)	0.00	14.22	3.39	34,529	(0.14)	1.70	(e)	195
2018	14.73	0.07		(0.12)	(0.05)	—	(0.19)	(0.19)	0.00	14.49	(0.33)	37,070	0.51	1.70		159
2017	13.35	(0.07)		1.45	1.38	—	—	—	0.00	14.73	10.34	46,887	(0.46)	1.71		113
2016	13.17	(0.02)		0.20	0.18	—	—	—	0.00	13.35	1.37	48,770	(0.13)	1.72	(e)(f)	151
Class C
2020	$12.88	$(0.09)		$(0.32)	$(0.41)	—	$(0.28)	$(0.28)	$0.00	$12.19	(3.33)%	$7,683	(0.77)%	2.48	%(e)	150%
2019	13.22	(0.09)		0.43	0.34	—	(0.68)	(0.68)	0.00	12.88	2.86	16,154	(0.68)	2.25	(e)	195
2018	13.53	(0.00	)(b)	(0.12)	(0.12)	—	(0.19)	(0.19)	0.00	13.22	(0.88)	35,211	(0.01)	2.24		159
2017	12.33	(0.13)		1.33	1.20	—	—	—	0.00	13.53	9.73	38,628	(1.01)	2.26		113
2016	12.23	(0.08)		0.18	0.10	—	—	—	0.00	12.33	0.82	44,424	(0.67)	2.27	(e)(f)	151
Class Y
2020	$15.28	$0.04		$(0.38)	$(0.34)	—	$(0.28)	$(0.28)	$0.00	$14.66	(2.33)%	$41,698	0.24%	1.47	%(e)	150%
2019	15.53	0.05		0.50	0.55	$(0.12)	(0.68)	(0.80)	0.00	15.28	3.86	73,999	0.30	1.25	(e)	195
2018	15.71	0.16		(0.15)	0.01	—	(0.19)	(0.19)	0.00	15.53	0.08	85,655	1.04	1.24		159
2017	14.17	(0.00	)(b)	1.54	1.54	—	—	—	0.00	15.71	10.87	69,801	(0.02)	1.26		113
2016	13.91	0.05		0.21	0.26	—	—	—	0.00	14.17	1.87	59,414	0.33	1.27	(e)(f)	151

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all fiscal years presented there was no impact on the expense ratios.
(d)

The Fund incurred interest expense during all years presented. For the year ended October 31, 2017, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.50% (Class AAA), 1.70% (Class A), 2.25% (Class C), and 1.25% (Class Y). For the years ended October 31, 2020, 2019, 2018, and 2016 there was no impact on the expense ratios.

(e)

The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended October 31, 2020 and 2016 would have been 1.59% and 1.50% (Class AAA), 1.77% and 1.70% (Class A), 2.34% and 2.25% (Class C), and 1.33% and 1.25% (Class Y). For the year ended October 31, 2019 there was no impact on the expense ratios.

(f)

During the year ended October 31, 2016, the Fund received a reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.44% (Class AAA), 1.64% (Class A), 2.19% (Class C), and 1.19% (Class Y).

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements

1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund is a series of the Gabelli 787 Fund, Inc. (the Corporation), which was organized in Maryland and commenced operations on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Its primary objective is capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of October 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total Market Value at 10/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Building and Construction	$3,519,599	$261,250	—	$3,780,849
Business Services	329,517	577,664	—	907,181
Entertainment	2,006,040	—	$97,770	2,103,810
Health Care	6,832,443	20,942	—	6,853,385
Telecommunications	6,309,007	599	—	6,309,606
Wireless Communications	1,789,651	825,297	—	2,614,948
Other Industries (b)	33,009,315	—	—	33,009,315
Total Common Stocks	53,795,572	1,685,752	97,770	55,579,094
Closed-End Funds(b)	14,600	678,000	—	692,600
Rights (b)	353,200	—	52,146	405,346
Warrants (b)	—	3,912	—	3,912
U.S. Government Obligations	—	24,270,749	—	24,270,749
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$54,163,372	$26,638,413	$149,916	$80,951,701
LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(794,923)	—	—	$(794,923)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(794,923)	—	—	$(794,923)
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$26,698	—	$26,698
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$26,698	—	$26,698

(a)

Level 3 securities are valued by acquisition price or cash flow analysis. The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Directors.

(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

During the fiscal year ended October 31, 2020, the Fund had a transfer from Level 3 to Level 1 of $272,000 or 0.21% of net assets as of October 31, 2019. Transfers from Level 3 to Level 1 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the prices.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 10/31/19	Accrued discounts/ (premiums)	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/20	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 10/31/20†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$90,102	—	—	$7,668	—	—	—	—	$97,770	$7,668
Rights (a)	359,496	—	$27,020	1,260	—	$(63,630)		$(272,000)	52,146	1,310
Corporate Bonds (a)	3,010	—	(3,010)	—	—	—	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$452,608	—	$24,010	$8,928	—	$(63,630)	—	$(272,000)	$149,916	$8,978

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at October 31, 2020, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. At October 31, 2020, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at October 31, 2020 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the fiscal year ended October 31, 2020 had an average monthly notional amount of approximately $1,983,687.

At October 31, 2020, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts. For the year ended October 31, 2020, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized loss on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign exchange contracts.

At October 31 2020, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Forward Foreign Exchange Contracts	$26,698	$—	$26,698

The following tables present the Fund’s derivative assets and liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of Date:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Counterparty
State Street Bank & Trust Co.	$26,698	$—	$—	$26,698

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at October 31, 2020 are reflected within the Schedule of Investments. For the fiscal year ended October 31, 2020, the Fund incurred $84,776 in service fees related to its investment positions sold short and held by the broker. The amount is included in the Statement of Operations under Expenses, Service fees for securities sold short.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended October 31, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At October 31, 2020, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the redesignation of dividends paid, tax treatment of currency gains and losses, and sale of investments in partnerships. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended October 31, 2020, reclassifications were made to decrease paid-in capital by $7,034 with an offsetting adjustment to total accumulated loss.

The tax character of distributions paid during the fiscal year ended October 31, 2020 and 2019 was as follows:

	Year Ended October 31, 2020	Year Ended October 31, 2019
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,368,982	$1,919,805
Net long-term capital gains	—	6,334,224

Total distributions paid	$2,368,982	$8,254,029

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

At October 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$101,908
Capital loss carryforwards	(38,027)
Net unrealized depreciation on investments and foreign currency translations	(1,463,142)

Total	$(1,399,261)

At October 31, 2020, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term with no expiration	$38,027

At October 31, 2020, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized depreciation at October 31, 2020:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments and securities sold short	$81,620,812	$10,403,225	$(11,867,259)	$(1,464,034)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended October 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $ Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of Class Y to the extent necessary to maintain Class Y’s Total Annual Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

extraordinary expenses) at no more than an annual rate of 1.00%. Under this same arrangement, the Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Class Y Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00%, after giving effect to the repayments. This arrangement is in effect through September 30, 2021, and may be terminated only by the Board of the Corporation before such time. The Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. For the period ended October 31, 2020, the Adviser reimbursed certain expenses in the amount of $8,086, expiring October 31, 2022.

As per the approval of the Board, the Fund is allocated a portion of the Chief Compliance Officer’s cost. For the fiscal year October 31, 2020, the Fund paid or accrued $2,942 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director receive annual fees of $1,500 and $2,000, respectively. The Chairmen of the Proxy Voting Committee and the Nominating Committee each receives annual fees of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.45%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended October 31, 2020, other than short term securities and U.S. Government obligations, aggregated $116,206,085 and $139,858,342, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended October 31, 2020, the Fund paid $43,385 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $2,092 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended October 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,142.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended October 31, 2020, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

During the fiscal year ended October 31, 2020, the Fund engaged in sale transactions with funds that have a common investment adviser. These transactions complied with Rule 17a-7 under the Act and amounted to $855,722 in purchase transactions.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the one month ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations.

The Fund borrowed $2,218,000 under the line of credit for one day during the fiscal year ended October 31, 2020 with an interest rate of 2.06%.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class Y Shares. Class AAA Shares and Class Y Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, respectively. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended October 31, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	48,963	$648,555	120,955	$1,746,746
Shares issued upon reinvestment of distributions	7,415	107,302	26,124	355,816
Shares redeemed	(119,934)	(1,586,175)	(226,465)	(3,230,998)

Net decrease	(63,556)	$(830,318)	(79,386)	$(1,128,436)

Class A
Shares sold	334,908	$4,506,902	929,358	$13,212,994
Shares issued upon reinvestment of distributions	39,760	564,985	113,679	1,523,299
Shares redeemed	(739,878)	(9,884,701)	(1,173,727)	(16,568,366)

Net decrease	(365,210)	$(4,812,814)	(130,690)	$(1,832,073)

Class C
Shares sold	55,197	$708,668	226,851	$2,952,133
Shares issued upon reinvestment of distributions	21,395	274,708	135,544	1,652,283
Shares redeemed	(700,386)	(8,347,721)	(1,771,118)	(22,780,973)

Net decrease	(623,794)	$(7,364,345)	(1,408,723)	$(18,176,557)

Class Y
Shares sold	543,840	$8,015,369	1,368,874	$20,805,955
Shares issued upon reinvestment of distributions	70,277	1,075,237	237,875	3,413,506
Shares redeemed	(2,611,618)	(36,588,350)	(2,279,500)	(34,515,368)

Net decrease	(1,997,501)	$(27,497,744)	(672,751)	$(10,295,907)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Gabelli 787 Fund, Inc. and Shareholders of

Gabelli Enterprise Mergers and Acquisitions Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Enterprise Mergers and Acquisitions Fund (one of the funds constituting Gabelli 787 Fund, Inc., hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 23, 2020

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTOR[4]:

Regina M. Pitaro Director Age: 65	Since 2008	1	Managing Director of GAMCO Asset Management, Inc.	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita[6] Director Age: 84	Since 2008	20	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Director Age: 82	Since 2008	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Director Age: 76	Since 2008	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)
Kuni Nakamura Director Age: 52	Since 2008	32	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Salvatore M. Salibello Director Age: 75	Since 2016	6	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Nine West, Inc. (consumer products) (2002- 2014)

Salvatore J. Zizza[7] Director Age: 74	Since 2008	30	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 2008	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC since January 2020

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. Includes time served in prior officer positions with the Fund.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of several funds which are part of the Gabelli/GAMCO Fund Complex.
[7]

On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the 1934 Act). The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Continued) (Unaudited)

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended October 31, 2020, the Fund paid to shareholders ordinary income distributions comprised of short term capital gains totaling $0.2753, $0.2753, $0.2753, and $0.2753 per share for Class AAA, Class A, Class C, and Class Y, respectively. For the fiscal year ended October 31, 2020, 37.04% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 53.09% of the ordinary income distribution as qualified dividend income pursuant to the Job and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 9.75% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010..

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended October 31, 2020 which was derived from U.S. Treasury securities was 0.11%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Enterprise Mergers and Acquisitions Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of October 31, 2020 was 29.6%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●  Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●  Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

GABELLI ENTERPRISE MERGERS AND

ACQUISITIONS FUND

A Portfolio of the Gabelli 787 Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director and

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President and

Chief Financial Officer,

KeySpan Corporation

Kuni Nakamura

President,

Advanced Polymer, Inc.

Regina M. Pitaro

Managing Director,

GAMCO Asset Management Inc.

Salvatore M. Salibello

Senior Partner,

Bright Side Consulting

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q420AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Salvatore M. Salibello is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $21,205 in 2019 and $21,629 in 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2019 and $0 in 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,340 in 2019 and $4,430 in 2020. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2019 and $0 in 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,340 in 2019 and $4,430 in 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Gabelli 787 Fund, Inc.

By (Signature and Title)*        /s/ Bruce N. Alpert

                                                  Bruce N. Alpert, Principal Executive Officer

Date                                         December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Bruce N. Alpert

                                                  Bruce N. Alpert, Principal Executive Officer

Date                                          December 30, 2020

By (Signature and Title)*        /s/ John C. Ball

                                                  John C. Ball, Principal Financial Officer and Treasurer

Date                                         December 30, 2020

* Print the name and title of each signing officer under his or her signature.